Long-Term Notes (Tables)	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Long-term notes

	December 31, 2021	December 31, 2020
Credit facilities - U.S. dollar denominated(1)	$156,332	$140,815
Credit facilities - Canadian dollar denominated	350,182	510,358
Credit facilities - principal(2)	$506,514	$651,173
Unamortized debt issuance costs	(1,343)	(1,952)
Credit facilities	$505,171	$649,221
(1)U.S. dollar denominated credit facilities balance was US$123.5 million as at December 31, 2021 (December 31, 2020 - US$110.4 million).
(2)The decrease in the principal amount of the credit facilities outstanding from December 31, 2020 to December 31, 2021 is the result of net repayments of $145.3 million and an increase in the reported amount of U.S. denominated debt of $0.7 million due to foreign exchange.
At December 31, 2021, Baytex was in compliance with all of the covenants contained in the Credit Facilities and is forecasting compliance with these covenants based on current forward commodity prices. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2021.

Covenant Description	Position as at December 31, 2021	Covenant
Senior Secured Debt(1) to Bank EBITDA(2) (Maximum Ratio)	0.6:1.0	3.5:1.0
Interest Coverage(3) (Minimum Ratio)	9.1:1.0	2.0:1.0
(1)"Senior Secured Debt" is calculated in accordance with the credit facility agreements and is defined as the principal amount of the credit facilities and other secured obligations identified in the credit agreement. As at December 31, 2021, the Company's Senior Secured Debt totaled $521.5 million.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions and is calculated based on a trailing twelve-month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the year ended December 31, 2021 was $836.9 million.
(3)"Interest coverage" is calculated in accordance with the credit agreement and is computed as the ratio of Bank EBITDA to financing and interest expenses, excluding certain non-cash transactions, and is calculated on a trailing twelve-month basis. Financing and interest expenses for the year ended December 31, 2021 was $91.8 million.

	December 31, 2021	December 31, 2020
5.625% notes (US$200,000 – principal) due June 1, 2024	253,120	510,200
8.75% notes (US$500,000 – principal) due April 1, 2027	632,800	637,750
Total long-term notes - principal(1)	$885,920	$1,147,950
Unamortized debt issuance costs	(11,393)	(15,082)
Total long-term notes - net of unamortized debt issuance costs	$874,527	$1,132,868
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2020 to December 31, 2021 is the result of principal repayments of $249.4 million and changes in the reported amount of U.S. denominated debt of $12.6 million.